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                                                                  Exhibit 10.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT


            SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 27, 1996, among BIG FLOWER PRESS HOLDINGS, INC. ("Holdings"), TREASURE CHEST ADVERTISING COMPANY, INC. (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below) (the "Banks"), BANK OF AMERICA NT & SA, THE INDUSTRIAL BANK OF JAPAN, LIMITED and NATIONSBANK, N.A., as Co-Agents (the "Co-Agents"), CREDIT SUISSE, as Documentation Agent (the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, Holdings, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 28, 1995 and amended and restated as of March 19, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

            WHEREAS, Laser Tech Color, Inc., a Wholly-Owned Subsidiary of Holdings ("Laser Tech"), desires to purchase 100% of the capital stock of Digital Dimensions, Inc., a Missouri corporation ("DDI"), in a transaction (the "DDI Acquisition") which, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement;

            WHEREAS, Laser Tech desires to (i) acquire 100% of the capital stock of Designer Color Systems, Ltd., a Missouri corporation ("DCS"), pursuant to a merger of DCS with and into Laser Tech, with Laser Tech as the surviving corporation of such merger and (ii) contribute all of the assets and liabilities of DCS acquired pursuant to said merger to a newly-created Wholly-Owned Subsidiary of Laser Tech (the transactions described in clauses (i) and (ii), collectively, the "DCS Acquisition"), which transaction, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement;

            WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement in connection with the transactions described in the two preceding recitals; and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as


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herein provided;

            NOW, THEREFORE, it is agreed:

I. Amendments and Modifications to Credit Agreement.

            1. The Banks hereby acknowledge and agree that the DDI Acquisition may be effected as a Permitted Acquisition so long as same meets all applicable requirements for a Permitted Acquisition under the Credit Agreement (including, without limitation, Sections 8.11, 8.14, 9.11 and 9.12 thereof); provided that, notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive any requirement for a determination by the Agents pursuant to
Section 8.14(a)(xi) of the Credit Agreement in connection with the DDI Acquisition, although the Borrower shall remain obligated to provide the certification required thereby.


            2. The Banks hereby acknowledge and agree that the DCS Acquisition may be effected as a Permitted Acquisition in accordance with all applicable requirements of the Credit Agreement (including, without limitation, Sections 8.11, 8.14, 9.11 and 9.12 thereof); provided that, notwithstanding anything to the contrary contained in the Credit Agreement, the following deviations from the requirements of the Credit Agreement shall be permitted (and only such deviations shall be permitted) in connection with the DCS Acquisition so long as same otherwise meets all applicable requirements for a Permitted Acquisition pursuant to the Credit Agreement:

            (i) the DCS Acquisition may be effected in accordance with the requirements of the definition thereof;

            (ii) Holdings and/or Laser Tech may make cash payments to certain employees of DCS pursuant to a stay-in-place incentive bonus arrangement (the "DCS Bonus Arrangement"), so long as (x) no Default or Event of Default then exists or would result therefrom, (y) the cash payments by Holdings and/or Laser Tech pursuant thereto do not exceed $750,000 in the aggregate (the "DCS Cash Incentive Amount") and (z) prior to the making of such payments, the DCS Cash Incentive Amount is included as Indebtedness for purposes of determining compliance with Section 9 of the Credit Agreement (including, without limitation, Sections 9.08 and 9.09 thereof); and

            (iii) the Banks hereby waive any requirement for a determination by the Agents pursuant to Section 8.14(a)(xi) of the Credit Agreement in connection with the DCS Acquisition, although the Borrower shall remain obligated to provide the certification required thereby.

            3. Section 9.04 of the Credit Agreement is hereby amended by inserting the phrase "and the DCS Bonus Arrangement" immediately following the text "in


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connection with the Scanforms Non-Compete Agreement" appearing in clause (xviii) thereof.

            4. The definition of "Consolidated EBITDA" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the following new clause (v) immediately following the phrase "adding thereto" appearing in said definition:

      "(v) to the extent Consolidated EBITDA is being determined for any period that includes all or any portion of the six-month period ended March 31, 1997, then to the extent that Consolidated EBITDA (whether directly or through reductions to Consolidated Net Income) has been reduced by not more than (I) $750,000 in cash payments pursuant to the DCS Bonus Arrangement, (II) $1,750,000 in incentive payments in the form of Holdings Common Stock issued to employees of DCS pursuant to the DCS Bonus Arrangement and (III) $75,000 in incentive payments in the form of Holdings Common Stock issued to employees of DDI pursuant to the DDI Bonus Arrangement, in each case in such six-month period, the aggregate amount of such reductions,".

            5. The definition of "Permitted Acquisition" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting clause (z) thereof in its entirety and inserting in lieu thereof the following new clause (z):

      "(z) in determining whether each of the Printco Acquisition, the Scanforms Acquisition, the DDI Acquisition and the DCS Acquisition is a Permitted Acquisition, effect shall be given to the provisions of the First Amendment and the Second Amendment relating thereto".

            6. Section 11.01 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definitions:

            "DCS" shall mean Digital Color Systems, Ltd., a Missouri corporation.

            "DCS Acquisition" shall mean (i) the acquisition by Laser Tech of 100% of the equity interests in DCS, which acquisition shall be effected by the merger of DCS with and into Laser Tech, with Laser Tech as the surviving corporation of said merger and (ii) the contribution of all of the assets and liabilities of DCS so acquired to a newly-created Wholly-Owned Subsidiary of Laser Tech.

            "DCS Bonus Arrangement" shall mean a stay-in-place incentive bonus arrangement between Holdings and/or Laser Tech and certain employees of DCS.

            "DDI" shall mean Digital Dimensions, Inc., a Missouri corporation.

            "DDI Acquisition" shall mean the purchase by Laser Tech of 100% of the


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      outstanding common stock of DDI.

            "DDI Bonus Arrangement" shall mean a stay-in-place incentive bonus arrangement between Holdings and/or Laser Tech and certain employees of DDI.

            "Second Amendment" shall the mean the Second Amendment to this Agreement, dated as of November 27, 1996.

            "Second Amendment Effective Date" shall mean the Second Amendment Effective Date under, and as defined in, the Second Amendment.

II. Miscellaneous Provisions.

            I. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall


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have delivered (including by way of facsimile transmission) the same to the
Administrative Agent at its Notice Office.

            6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *


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            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                          BIG FLOWER PRESS HOLDINGS, INC.


                                          By /s/ Mark A. Angelson
                                             -----------------------------------
                                             Title: Executive Vice President


                                          TREASURE CHEST ADVERTISING

                                            COMPANY, INC.


                                          By /s/ Mark A. Angelson
                                             -----------------------------------
                                             Title: Secretary


                                          BANKERS TRUST COMPANY,
                                            Individually and
                                            as Administrative Agent


                                          By /s/ Tim Morris
                                             -----------------------------------
                                             Title: Vice President

                                          CREDIT SUISSE,
                                            Individually


                                          By /s/ Joel Glodowski
                                             -----------------------------------
                                             Title: member of senior management


                                          By /s/ Chris T. Hogan
                                             -----------------------------------
                                             Title: Associate


                                          CREDIT SUISSE,
                                            as Documentation Agent


                                          By /s/ Joel Glodowski
                                             -----------------------------------
                                             Title:  member of senior management


                                          By /s/ Chris T. Hogan
                                             -----------------------------------
                                             Title: Associate

                                          ABN AMRO BANK N.V.,
                                            NEW YORK BRANCH


                                          By /s/ Thomas Rogers
                                             -----------------------------------
                                             Title:  Assistant Vice President


                                          By /s/ Frances O'Reilly Logan
                                             -----------------------------------
                                             Title: Vice President


                                          BANK OF AMERICA NT & SA


                                          By /s/ Scott L. Faber
                                             -----------------------------------
                                             Title: Vice President


                                          BANK OF IRELAND

                                          By /s/ Paddy Dowling
                                             -----------------------------------
                                             Title: Account Manager


                                          THE BANK OF NEW YORK


                                          By /s/ Gregory Shefrin
                                             -----------------------------------
                                             Title: Vice President


                                          BANK OF TOKYO-MITSUBISHI LIMITED


                                          By /s/ Paul P. Malecki
                                             -----------------------------------
                                             Title:  Vice President


                                          CERES FINANCE LTD.


                                          By /s/ Darren Riley
                                             -----------------------------------
                                             Title:  Director


                                          CORESTATES BANK


                                          By /s/ Melina Lang
                                             -----------------------------------
                                             Title: Vice President


                                          COMERICA BANK


                                          By /s/ Tamara J. Gurne
                                             -----------------------------------
                                             Title:  Account Officer


                                          CREDIT LYONNAIS -
                                            NEW YORK BRANCH


                                          By /s/ Fred Haddad
                                             -----------------------------------

                                             Title:  Senior Vice President


                                          CREDIT LYONNAIS -
                                            CAYMAN ISLAND BRANCH


                                          By /s/ Fred Haddad
                                             -----------------------------------
                                             Title:  Authorized Signature


                                          DAI-ICHI KANGYO BANK, LIMITED


                                          By __________________________________
                                             Title:


                                          DRESDNER BANK AG, New York and
                                          Grand Cayman Branches


                                          By _________________________________
                                             Title:


                                          THE FUJI BANK, LIMITED


                                          By /s/ Teui Teramoto
                                             -----------------------------------
                                             Title: Vice President and Manager


                                          GIROCREDIT BANK AG DER
                                           SPARKASSEN, GRAND CAYMAN
                                           ISLAND BRANCH


                                          By /s/ John Redding
                                             -----------------------------------
                                             Title:  Vice President


                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                     By /s/ Junri Oda
                                        ----------------------------------------
                                        Title: Senior Vice President and Senior
                                               Manager


                                          KEYPORT LIFE INSURANCE
                                          COMPANY

                                          BY: Chancellor LGT Senior Secured
                                          Management Inc. as Portfolio Advisor

                                          By /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Title:  Vice President


                                          THE LTCB TRUST COMPANY


                                          By /s/ Rene O. LeBlanc
                                             -----------------------------------
                                             Title:  Senior Vice President


                                          MEDICAL LIABILITY MUTUAL INSURANCE
                                          COMPANY


                                          BY: Chancellor LGT Senior Secured
                                          Management, Inc. as Investment Manager


                                          By /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Title:  Vice President


                                          MERRILL LYNCH PRIME RATE
                                          PORTFOLIO

                                          BY: MERRILL LYNCH ASSET
                                          MANAGEMENT, L.P., as Investment
                                          Advisor


                                          By /s/ Anthony R. Clemente
                                             -----------------------------------
                                             Title: Authorized Signatory

                                          MERRILL LYNCH SENIOR FLOATING
                                          RATE FUND, INC.

                                          By /s/ Anthony R. Clemente
                                             -----------------------------------
                                             Title: Authorized Signatory


                                          THE MITSUBISHI TRUST AND
                                            BANKING CORPORATION


                                          By /s/ Patricia Loret de Mola
                                             -----------------------------------
                                             Title:  Senior Vice President


                                          NATIONSBANK, N.A.


                                          By /s/ Michael R. Heredia
                                             ---------------------------------
                                             Title: Vice President


                                          SUMITOMO BANK OF CALIFORNIA


                                          By /s/ Robert M. Iritani
                                             ---------------------------------
                                             Title:  Vice President

                                          UNION BANK OF CALIFORNIA, N.A.


                                          By /s/ Pasha  Moghaddam
                                             ---------------------------------
                                             Title:  Vice President


                                          VAN KAMPEN AMERICAN CAPITAL
                                          PRIME RATE INCOME TRUST


                                          By /s/ Jeffrey W. Maillet
                                             ---------------------------------
                                             Title:  Senior Vice President